Supplement to the
Fidelity® Select Portfolios®
Energy Sector
April 29, 2017
Prospectus

The Board of Trustees has approved, subject to shareholder approval, a proposal to eliminate each fund’s fundamental “invests primarily” policy, to modify each fund’s fundamental concentration policy, and to change Natural Resources Portfolio from diversified to non-diversified. A meeting of the shareholders of the funds will be held during the fourth quarter of 2017, to vote on these proposals. If approved by shareholders, each fund will continue to have a policy that may be changed upon 60 days’ prior notice to shareholders of normally investing at least 80% of its assets in securities of companies principally engaged in specific activities suggested by its name. In addition, the fundamental concentration policy for each Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio, and Natural Resources Portfolio will be modified to tie to certain specific industries. If approved, the changes will take effect on January 1, 2018 or the first day of the month following the shareholder meeting.

Shareholders should read the proxy statement, which contains important information about the proposals, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-8544. The proxy statement will also be available on the Securities and Exchange Commission’s web site (www.sec.gov).

The following information replaces similar information for Natural Gas Portfolio found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Ted Davis (lead portfolio manager) has managed the fund since September 2012.

Ben Shuleva (co-manager) has managed the fund since October 2017.

The following information replaces similar information for Natural Resources Portfolio found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

John Dowd (lead portfolio manager) has managed the fund since May 2006.

Nathan Strik (co-manager) has managed the fund since October 2017.

The following information replaces the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

Ted Davis is lead portfolio manager of Natural Gas Portfolio, which he has managed since September 2012. Prior to joining Fidelity Investments in 2012 as a portfolio manager, Mr. Davis worked as a global commodity sector leader, senior research analyst, research associate, and associate portfolio manager for AllianceBernstein from 1998 to 2012.

John Dowd is portfolio manager of Energy Portfolio and lead portfolio manager of Natural Resources Portfolio, which he has managed since July 2006 and May 2006, respectively. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Dowd has worked as a research analyst and portfolio manager.

Ben Shuleva is portfolio manager of Energy Service Portfolio and co-manager of Natural Gas Portfolio, which he has managed since August 2013 and October 2017, respectively. Since joining Fidelity Investments in 2008, Mr. Shuleva has worked as a research analyst and portfolio manager.

Nathan Strik is co-manager of Natural Resources Portfolio, which he has managed since October 2017. Since joining Fidelity Investments in 2002, Mr. Strik has worked as a research analyst and portfolio manager.

SELNR-17-03 1.913321.116	October 20, 2017